POWER OF ATTORNEY



                    _____________________________________


     The undersigned, hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus California Tax Exempt Bond Fund, Inc. (including Post-Effective Amendments and amendments thereto); and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Consent as of September 20, 1994.




                     /s/Marie E. Connolly
                     Marie E. Connolly






                              POWER OF ATTORNEY



                    _____________________________________


     The undersigned, hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus California Tax Exempt Bond Fund, Inc. (including Post-Effective Amendments and amendments thereto); and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Consent as of June 23, 1995.




                     /s/Gordon J. Davis
                     Gordon J. Davis






                              POWER OF ATTORNEY



                    _____________________________________


     The undersigned, hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus California Tax Exempt Bond Fund, Inc. (including Post-Effective Amendments and amendments thereto); and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Consent as of June 23, 1995.




                     /s/Joseph S. DiMartino
                     Joseph S. DiMartino





                                              OTHER EXHIBIT







                              POWER OF ATTORNEY



                    _____________________________________


           The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund listed on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ David W. Burke                            /s/ Arnold S. Hiatt
David W. Burke                                Arnold S. Hiatt



/s/ Samuel Chase                              /s/ David J. Mahoney
Samuel Chase                                  David J. Mahoney



/s/ Joni Evans                                /s/ Burton N. Wallack
Joni Evans                                    Burton N. Wallack


Dated:  August 29, 1994





                                              EXHIBIT A



                        Dreyfus BASIC Municipal Fund
                Dreyfus California Tax Exempt Bond Fund, Inc.
            Dreyfus Connecticut Municipal Money Market Fund, Inc.
                           Dreyfus GNMA Fund, Inc.
               Dreyfus Intermediate Municipal Bond Fund, Inc.
              Dreyfus Massachusetts Municipal Money Market Fund
                 Dreyfus Massachusetts Tax Exempt Bond Fund
             Dreyfus Michigan Municipal Money Market Fund, Inc.
            Dreyfus New Jersey Municipal Money Market Fund, Inc.
                 Dreyfus New York Tax Exempt Bond Fund, Inc.
             Dreyfus New York Tax Exempt Intermediate Bond Fund
                Dreyfus New York Tax Exempt Money Market Fund
               Dreyfus Ohio Municipal Money Market Fund, Inc.
              Dreyfus Pennsylvania Municipal Money Market Fund